Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended January 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(16,120,134)
Unrealized Gain (Loss) on Market Value of Futures	3,377,388
Interest Income	103,297
ETF Transaction Fees	700
Total Income (Loss)	$(12,638,749)

Expenses
Management Fees	$340,459
Professional Fees	47,917
Brokerage Commissions	89,741
Non-interested Directors' Fees and Expenses	3,150
Prepaid Insurance Expense	6,132
Total Expenses	$487,399
Net Income (Loss)	$(13,126,148)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/16	$520,635,970
Withdrawals (200,000 Shares)	(7,782,138)
Net Income (Loss)	(13,126,148)

Net Asset Value End of Month	$499,727,684
Net Asset Value Per Share (12,650,000 Shares)	$39.50

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended January 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(244,375)
Unrealized Gain (Loss) on Market Value of Futures	174,125
Interest Income	395
Total Income (Loss)	$(69,855)

Expenses
Management Fees	$1,114
Professional Fees	5,545
Brokerage Commissions	213
Non-interested Directors' Fees and Expenses	13
Prepaid Insurance Expense	23
Total Expenses	6,908
Expense Waiver	(5,589)
Net Expenses	$1,319
Net Income (Loss)	$(71,174)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/16	$2,135,390
Net Income (Loss)	(71,174)

Net Asset Value End of Month	$2,064,216
Net Asset Value Per Share (150,000 Shares)	$13.76

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended January 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(15,629)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(15)
Unrealized Gain (Loss) on Market Value of Futures	(35,031)
Unrealized Gain (Loss) on Foreign Currency Translations	(160)
Interest Income	366
Total Income (Loss)	$(50,469)

Expenses
Management Fees	$1,068
Professional Fees	5,108
Brokerage Commissions	352
Non-interested Directors' Fees and Expenses	12
Prepaid Insurance Expense	19
Total Expenses	6,559
Expense Waiver	(4,778)
Net Expenses	$1,781
Net Income (Loss)	$(52,250)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/16	$1,979,520
Net Income (Loss)	(52,250)

Net Asset Value End of Month	$1,927,270
Net Asset Value Per Share (100,000 Shares)	$19.27

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended January 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(16,380,138)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(15)
Unrealized Gain (Loss) on Market Value of Futures	3,516,482
Unrealized Gain (Loss) on Foreign Currency Translations	(160)
Interest Income	104,058
ETF Transaction Fees	700
Total Income (Loss)	$(12,759,073)

Expenses
Management Fees	$342,641
Professional Fees	58,570
Brokerage Commissions	90,306
Non-interested Directors' Fees and Expenses	3,175
Prepaid Insurance Expense	6,174
Total Expenses	500,866
Expense Waiver	(10,367)
Net Expenses	$490,499
Net Income (Loss)	$(13,249,572)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/16	$524,750,880
Withdrawals (200,000 Shares)	(7,782,138)
Net Income (Loss)	(13,249,572)

Net Asset Value End of Month	$503,719,170

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612